Brown Capital Management International All Company Fund

(the “International All Company Fund” or “Fund”)

Investor Shares (BCIIX)

Institutional Shares (BCISX)

(a series of Brown Capital Management Mutual Funds)

Supplement dated May 26, 2026

to the Summary Prospectuses, Prospectuses, and Statement of Additional Information

dated August 1, 2025

(as previously supplemented)

This supplement updates information currently in the Summary Prospectuses, Prospectuses and Statement of Additional Information. Please retain this supplement for future reference.

Termination and Liquidation of the International All Company Fund

On May 22, 2026, the Board of Trustees of Brown Capital Management Mutual Funds approved a Plan of Termination and Liquidation (the “Plan”) for the Brown Capital Management International All Company Fund (“Fund”). The Brown Capital Management International All Company Fund commenced operations on May 28, 1999. Brown Capital Management, LLC (the “Advisor”), the Fund’s investment advisor, recommended that the Board approve the Plan due to factors such as the Fund’s underperformance and diminished assets under management, limited growth opportunities, and the Advisor’s indication that it does not desire to continue subsidizing the Fund’s expenses. As a result, the Board concluded that it is in the best interests of the Fund and its shareholders to terminate and liquidate the Fund. The Fund is expected to terminate as a series of the Trust and liquidate on or about June 30, 2026 (the “Termination Date”).

Effective May 26, 2026, the Fund is closed to new and subsequent investments. Any remaining shareholders on the Termination Date will receive a distribution of their remaining investment value in the Fund, after the payment of certain Fund liabilities as provided for in the Plan. The sale or liquidation of your Fund shares will generally be a taxable event. You should consult your tax adviser about your tax situation as concerns the Fund’s termination and liquidation.

As shareholders redeem shares of the Fund between May 26, 2026 and the Termination Date, the Fund may not be able to maintain its investment objective and other investment policies. Accordingly, the Fund may deviate from its investment objective and other investment policies during the period between May 26, 2026 and the Termination Date.

On or about May 26, 2026, all references to the International All Company Fund are deleted from the Prospectuses and Statement of Additional Information.

For more information regarding this supplement please call 1-877-892-4BCM.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.